UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

June 1, 2020

Date of Report (Date of earliest event reported)

PLYMOUTH INDUSTRIAL REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

MARYLAND	001-38106	27-5466153
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

260 Franklin Street, 7th Floor

Boston, MA 02110

(Address of Principal Executive Offices) (Zip Code)

(617) 340-3814

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	PLYM	New York Stock Exchange
7.50% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	PLYM-PrA	NYSE American

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a)	The Audit Committee (the “Audit Committee”) of the Board of Directors of Plymouth Industrial REIT, Inc. (the “Company”) has conducted a review process to select a firm to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2020. The Audit Committee reviewed several firms during this process. On June 1, 2020, after review of the independent registered public accounting firms, the Audit Committee made the decision to change the Company’s independent registered public accounting firm and dismissed Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm. The audit reports of Marcum on the Company’s consolidated financial statements as of and for the years ended December 31, 2019 and 2018 did not contain any adverse opinion or disclaimer of opinion, and they were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2019 and 2018 and through June 1, 2020, there were (1) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and Marcum on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to Marcum’s satisfaction, would have caused Marcum to make reference thereto in its reports, and (2) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company has requested Marcum to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Marcum agrees with the statements made above by the Company.  A copy of Marcum’s letter, dated June 1, 2020, is filed herewith as Exhibit 16.1 and is incorporated herein by reference.

(b)	On June 1, 2020, the Audit Committee made the decision to engage PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the year ending December 31, 2020, subject to completion of PwC’s standard client acceptance procedures and execution of an engagement letter.

During the years ended December 31, 2019 and 2018, and through June 1, 2020, neither the Company nor anyone on its behalf has consulted with PwC regarding: (1) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that  might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that PwC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; (2) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions; or (3) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits:

Exhibit No.	Description

16.1	Letter from Marcum LLP, dated June 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLYMOUTH INDUSTRIAL REIT, INC.

Date: June 4, 2020	By:	/s/ Jeffrey E. Witherell
Jeffrey E. Witherell
Chief Executive Officer